UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 101, San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 792-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 7, 2015, MEI Pharma, Inc. (the “Company”), presented the attached final results from an open-label Phase II clinical study of the Company’s lead investigational drug candidate Pracinostat in combination with azacitidine in elderly patients with newly diagnosed acute myeloid leukemia (“AML”) in an abstract entitled “Final Results from a Phase 2 Study of Pracinostat in Combination with Azacitidine in Elderly Patients with Acute Myeloid Leukemia (AML),” at the 57th American Society of Hematology (ASH) Annual Meeting and Exposition (the “ASH Conference”).

A copy of the above referenced abstract is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company also presented the attached results from a randomized, double-blind, Phase II clinical study of the Company’s lead investigational drug candidate Pracinostat in combination with azacitidine in patients with previously untreated myelodysplastic syndrome (“MDS”) in an abstract entitled “A Randomized, Placebo-Controlled, Phase II Study of Pracinostat in Combination with Azacitidine (AZA) in Patients with Previously Untreated Myelodysplastic Syndrome (MDS),” at the ASH Conference.

A copy of the above referenced abstract is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

On December 7, 2015, the Company issued a press release reporting the final results from the aforementioned open-label Phase II clinical study of the Company’s lead investigational drug candidate Pracinostat in combination with azacitidine in elderly patients with newly diagnosed AML and announced its intent to initiate a Phase III registration study of Pracinostat and azacitidine in elderly patients with newly diagnosed AML in the second half of 2016.

A copy of the above referenced press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Final Results from a Phase 2 Study of Pracinostat in Combination with Azacitidine in Elderly Patients with Acute Myeloid Leukemia (AML)

99.2	A Randomized, Placebo-Controlled, Phase II Study of Pracinostat in Combination with Azacitidine (AZA) in Patients with Previously Untreated Myelodysplastic Syndrome (MDS)

99.3	Press Release dated December 7, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer

Dated: December 8, 2015

Index to Exhibits

Exhibit No.	Description

99.1	Final Results from a Phase 2 Study of Pracinostat in Combination with Azacitidine in Elderly Patients with Acute Myeloid Leukemia (AML)

99.2	A Randomized, Placebo-Controlled, Phase II Study of Pracinostat in Combination with Azacitidine (AZA) in Patients with Previously Untreated Myelodysplastic Syndrome (MDS)

99.3	Press Release dated December 7, 2015